UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) December 2, 2004

                             NetScout Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0000-26251                                         04-2837575
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(Commission File Number)                       (IRS Employer Identification No.)

310 Littleton Road, Westford, Massachusetts                              01886
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 (Address of Principal Executive Offices)                             (Zip Code)

                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

                             Section 8--Other Events

Item 8.01. Other Events.

      The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

      On December 2, 2004, NetScout issued a press release regarding its adoption of a company stock trading program in accordance with Rule 10b5-1(c) under the Exchange Act and NetScout's policies regarding stock transactions by executive officers. NetScout's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. NetScout undertakes no obligation to update or revise the information provided in this report and the press release furnished as Exhibit 99.1 to this report, including for revision or termination of, or transfers to or sales under, an established trading plan or adoption of future plans.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NETSCOUT SYSTEMS, INC.

December 2, 2004
                                                 By: /s/ David P. Sommers
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                                                     David P. Sommers
                                                     Chief Financial Officer and
                                                     Senior Vice President,
                                                     General Operations


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

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release dated December 2, 2004.


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